GOLDMAN SACHS TRUST

Goldman Sachs Strategic Factor Allocation Fund

(the “Portfolio”)

Supplement dated April 17, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated December 29, 2017

Effective April 20, 2017 (the “Effective Date”), Nishank Modi, Vice President, will serve as a portfolio manager for the Portfolio. Christian Morgenstern, Executive Director, will continue to serve as a portfolio manager for the Portfolio.

In addition, on the Effective Date, Amna Qaiser will no longer serve as a portfolio manager for the Portfolio. Accordingly, all references to Ms. Qaiser in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Accordingly, the Portfolio’s disclosures are modified as follows:

On the Effective Date, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Christian Morgenstern, Executive Director, has managed the Portfolio since 2017; and Nishank Modi, Vice President, has managed the Portfolio since 2018.

On the Effective Date, the following row is added to the table in the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Nishank Modi Vice President	Portfolio Manager— Strategic Factor Allocation Fund	Since 2018	Nishank Modi is a portfolio manager within Goldman Sachs Asset Management’s Quantitative Investment Strategies platform. He focusses on volatility related products within the group’s Alternative Investment Strategies (AIS) team. Nishank joined Goldman Sachs as a Vice President in 2012. Prior to this role, Nishank worked for the Equity Solutions Group where he managed and oversaw the Index overlay strategies for Goldman Sachs Private Wealth Management. Previously, Nishank worked at Talpion Fund Management where he was responsible for trading and risk management across various asset classes. Prior to Talpion, Nishank spent 4 years at Group One Trading, an equity options market making firm.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

STRATFACALPMCHG 04-18